Offerings - Offering: 1	Nov. 12, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 151,993,555.58
Amount of Registration Fee	$ 23,270.21
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for shares of beneficial interest. The fee of $23,270.21 was paid in connection with the filing of the Schedule TO-I by Golub Capital Private Credit Fund (File No. 005-94264) on September 25, 2025 (the "Schedule TO"). The amount of filing fee is calculated at $153.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.